                                                                 EXHIBIT h(5)(f)


                                 AMENDMENT NO. 5
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


        The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Funds Group, a Delaware business trust, is hereby amended as follows:

        Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                 AIM FUNDS GROUP


PORTFOLIOS                                         EFFECTIVE DATE OF AGREEMENT
----------                                         ---------------------------

AIM Balanced Fund                                          June 1, 2000

AIM Basic Balanced Fund                                 September 28, 2001

AIM Global Utilities Fund                                  June 1, 2000

AIM Select Growth Fund                                     June 1, 2000

AIM Premier Equity Fund                                    June 1, 2000

AIM European Small Company Fund                           August 30, 2000

AIM International Emerging Growth Fund                    August 30, 2000

AIM Mid Cap Basic Value Fund                             December 31, 2001

AIM New Technology Fund                                   August 30, 2000

AIM Small Cap Equity Fund                                 August 30, 2000

AIM Premier Equity II Fund                                August 30, 2000

AIM Worldwide Spectrum Fund                              December 27, 2000"

        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:       July 1     , 2002
       -----------------

                                             A I M ADVISORS, INC.


Attest:   /s/ LISA A. MOSS                   By:   /s/ ROBERT H. GRAHAM
        --------------------------------         -------------------------------
          Assistant Secretary                      Robert H. Graham
                                                   President


(SEAL)


                                             AIM FUNDS GROUP


Attest:   /s/ LISA A. MOSS                   By:   /s/ ROBERT H. GRAHAM
        --------------------------------         -------------------------------
          Assistant Secretary                      Robert H. Graham
                                                   President


(SEAL)